                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the inclusion of our report dated December 30, 1994 (and to all references to our firm) included in or made a part of Amendment No. 2 to Palmer Wireless, Inc.'s Form S-1 registration statement.



                                       /s/  ARTHUR ANDERSEN LLP


                                       ARTHUR ANDERSEN LLP

Atlanta, Georgia

May 16, 1996

                                                                    EXHIBIT 23.3



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the inclusion of our reports dated September 29, 1995 related to the financial statements of Augusta Metronet, Inc. and Georgia Metronet, Inc. for each of the two years ended December 31, 1994 in this Registration Statement on Form S-1 of Palmer Wireless, Inc. and to all references to our firm included in this Form S-1.



                                       /s/  ARTHUR ANDERSEN LLP



                                       ARTHUR ANDERSEN LLP



Atlanta, Georgia


May 15, 1996

                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the inclusion of our report dated February 1, 1996, on the financial statements of USCOC of GEORGIA RSA #1, INC. as of December 31, 1995, and for the year then ended (and to all references to our Firm) included in or made a part of this Registration Statement.



                                       /s/  ARTHUR ANDERSEN LLP
                                       ------------------------

                                       ARTHUR ANDERSEN LLP

Chicago, Illinois

May 15, 1996